UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Protara Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2025 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of A Directors recommends you vote “FOR” all of the director nominees listed: 044NIB 2. Ratification of the selection of Ernst & Young LLP as Protara Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025 1. Election of three Class II directors to the Board of Directors of Protara Therapeutics, Inc., each to hold office until the Annual Meeting of Stockholders in 2028 01 - Luke Beshar 02 - Roger Garceau, M.D. 03 - Gregory Sargen 1 U P X For Withhold For Withhold For Withhold 3. Approval, on an advisory basis, of the compensation of Protara Therapeutics, Inc.’s named executive officers, as disclosed in the proxy statement 4. Approval of an Amendment to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan The Board of Directors recommends you vote “FOR” Proposals 2 Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation or partnership, please sign in the full corporate or partnership name by an authorized signatory. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1upx 644066

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/TARA IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, June 11, 2025 at 12:00 P.M. Eastern Time Jesse Shefferman and Patrick Fabbio, and each of them, as proxies, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Protara Therapeutics, Inc. to be held on Wednesday, June 11, 2025 at 12:00 P.M. Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for director listed under Proposal 1, and FOR Proposals 2, 3, and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. (Items to be voted appear on reverse side)